Symetra Spinnaker Advisor Variable Annuity

Supplement dated August 11, 2014
to Prospectus dated May 1, 2011 as supplemented

This supplement amends certain information contained in the above-referenced prospectus (“Prospectus”). Please read this supplement in conjunction with the Prospectus and keep it for future reference. Except as noted, capitalized terms in this supplement have the same meaning as those contained in the Prospectus.

Effective on or about August 11, 2014, DWS Funds will become known as Deutsche Funds and the Portfolios listed below will be renamed as follows:

Old Fund Name	New Fund Name
DWS Capital Growth VIP - Class B	Deutsche Capital Growth VIP - Class B
DWS Global Growth VIP - Class B	Deutsche Global Growth VIP - Class B
DWS Global Income Builder VIP - Class A	Deutsche Global Income Builder VIP - Class A
DWS Global Small Cap VIP - Class B	Deutsche Global Small Cap VIP - Class B
DWS International VIP - Class A	Deutsche International VIP - Class A

Accordingly, all references to the above-referenced Old Fund Name in this prospectus are replaced with the New Fund Name.